EXHIBIT 10.12

                      SIXTH AMENDMENT TO AGREEMENT FOR THE
                        PURCHASE AND SALE OF REAL ESTATE



      This Sixth Amendment To Agreement for the Purchase and Sale of Real Estate ("Amendment") dated this 12th day of September, 1997, by and between CAROLINA INVESTMENT PARTNERS, LIMITED PARTNERSHIP, a North Carolina limited partnership, ADA CORPORATION OF NORTH CAROLINA, a North Carolina corporation (hereinafter referred to collectively as "Seller"), and WELLINGTON CENTER ASSOCIATES, LLC, a North Carolina limited liability company (hereinafter referred to as "Purchaser"). These parties shall hereinafter sometimes be referred to collectively as the "Parties", and individually as a "Party".


                             W I T N E S S E T H :


      WHEREAS, Seller and Churchill & Banks, Ltd, a Rhode Island corporation (predecessor-in-interest to Purchaser), as Purchaser, entered into that certain Agreement for the Purchase and Sale of Real Estate dated April 20, 1995 (the "Purchase Agreement"), as amended by that certain First Amendment to Agreement for the Purchase and Sale of Real Estate dated August 9, 1995 (the "First Amendment"), and that certain Second Amendment to Agreement for the Purchase and Sale of Real Estate dated April 19, 1996 (the "Second Amendment"), and that certain Third Amendment to Agreement for the Purchase and Sale of Real Estate dated September 10, 1996 (the "Third Amendment"), that certain Fourth Amendment to Agreement for the Purchase and Sale of Real Estate dated September, 1996 (the "Fourth Amendment"), and that certain Fifth Amendment to Agreement for the Purchase and Sale of Real Estate dated September 27, 1996 (the "Fifth Amendment") (the Purchase Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, and Fifth Amendment shall hereinafter sometimes be referred to collectively as the "Agreement"), for the purchase and sale of approximately 17.1745 acres of real property located in Cary, Wake County, North Carolina, as the same is more particularly described in the Agreement; and

      WHEREAS, the Parties have agreed to extend the date by which all of the Outparcels (as defined in the Third Amendment) must be closed (the "Outparcel Closing Date"), and to otherwise amend the Agreement upon the terms and conditions set forth hereinbelow.

      NOW, THEREFORE, for and in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

      1. Section 2(B) of the Third Amendment is hereby amended to reflect the following:

            (a) The Outparcel Closing Date shall be December 15, 1997;

            (b) Upon the full execution of this Amendment, but in no case later than September 10, 1997, Purchaser shall pay to Seller a closing date extension fee in the amount of Twenty Five Thousand and No/100 Dollars ($25,000.00), which fee shall be neither refundable nor applicable to the Purchase Price (as defined in the Agreement);

            (c) Purchaser shall also indemnify and hold harmless Alton Smith, III, Donald F. Walston and C. Stephen Smith, general partners of Seller, of and from any claims, liabilities, damages, loss, costs or expenses (including reasonable attorneys' fees) arising from this Amendment and instituted by or on behalf of Seller or any director(s), officer(s), shareholder(s) or limited partner(s) of Seller; and

            (d) In the event that the Parties subsequently agree in writing to extend the Outparcel Closing Date beyond December 15, 1997, Purchaser shall pay to Seller a late closing penalty in an amount equal to ten percent (10%) of the purchase price of each Outparcel closed after December 15, 1997, but in no event later than January 30, 1998.

      2. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

      3. This Amendment shall be construed under and in accordance with the laws of the State of North Carolina.

      Except as herein expressly modified, all of the terms and conditions of the Agreement shall remain in full force and effect.






      IN WITNESS WHEREOF, this Amendment has been duly executed by the Parties as of the day and year first above written.


                              PURCHASER:

                              WELLINGTON CENTER ASSOCIATES, LLC


                              By:   /s/ Timothy Fay
                                    _______________________________(SEAL)
                                    Manager


                              SELLER:

                              CAROLINA INVESTMENT PARTNERS, LIMITED PARTNERSHIP


                              By:   /s/ Alton L. Smith, III (SEAL)
                                    -----------------------------------
                                    General Partner


                              ADA CORPORATION OF NORTH CAROLINA
ATTEST:

/s/ Pamela G. Gay
___________ Secretary
(Corporate Seal)
                              By:   /s/ Donald F. Walston
                                    -----------------------------------
                                    Vice President